Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 10, 2023, among Turning Point Brands, Inc., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified in the Credit Agreement (as defined below) as Guarantors, the Lenders party hereto constituting all Revolving Credit Lenders, and Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions and lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”) and the Administrative Agent, are party to that certain Credit Agreement, dated as February 11, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, each Loan Party party hereto expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

Section 1.          Amendment.  As of July 1, 2023 (the “Transition Effective Date”), the Credit Agreement shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto.

Section 2.          Existing Loans; Further Benchmark Replacement Conforming Changes.  Notwithstanding anything to the contrary contained herein or in any other Loan Document,

(a)           all Loans outstanding as of the Transition Effective Date that are Eurodollar Rate Loans (in each case, as defined in the Credit Agreement immediately prior to the Transition Effective Date, the “Existing Loans”), shall continue to accrue interest based on the Eurodollar Rate (plus the Applicable Rate applicable to such Eurodollar Rate   immediately prior to the Transition Effective Date) and their applicable Interest Periods (as each such term is defined in the Credit Agreement immediately prior to the Transition Effective Date) in effect on the Transition Effective Date until the last day of the Interest Period then applicable to each such Existing Loan (provided, that in no event shall an Existing Loan be permitted to be continued as a Eurodollar Rate Loan after the termination or expiration of such applicable Interest Period), and thereafter, all Existing Loans shall be Term SOFR Loans or Base Rate Loans in accordance with the Amended Credit Agreement, and

(b)          For the avoidance of doubt, the terms of the Credit Agreement as in effect immediately prior to the Transition Effective Date in respect of the administration of Eurodollar Rate Loans shall remain in effect from and after the Transition Effective Date until the last day of the Interest Period then applicable to each such Existing Loan, solely for purposes of administering the Existing Loans (including, without limitation, with respect to the payment of interest accrued thereon, determination of breakage fees and other matters set forth in Sections 3.04 and 3.05 of the Credit Agreement).

(c)          Nothing in this Amendment shall limit the ability or right of the Administrative Agent to make any future Benchmark Replacement Conforming Changes in connection with the implementation and administration of Term SOFR pursuant to Section 3.08 of the Credit Agreement.

Section 3.             Representations and Warranties.

(a)            Existence, Qualification and Power.  Each Loan Party and each Restricted Subsidiary (other than any Immaterial Subsidiary) thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization; (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under this Amendment; and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)          Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(c)        Governmental Authorization; Other Consents.  No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

(d)            Execution, Delivery and Enforceability.  This Amendment has been duly executed and delivered by each Loan Party.  This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(e)          No Default.  No Default shall have occurred and be continuing on the Amendment No. 1 Effective Date or would exist immediately after giving effect to this Amendment

Section 4.          Conditions to Effectiveness of the Amendment.  This Amendment shall become effective when the Administrative Agent has received executed signature pages hereto from each Loan Party, all Revolving Credit Lenders and the Administrative Agent (such date, the “Amendment No. 1 Effective Date”).

Section 5.             Reference to and Effect on the Credit Agreement and other Loan Documents.

(a)            On and after the Transition Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (ii) all references in each of the Loan Documents referring to the Credit Agreement shall be deemed to be a reference to such document, as amended hereby. The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

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(b)           The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  On and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

Section 6.             Fees and Expenses. The Borrower shall pay all reasonable fees and out-of-pocket expenses due and payable to the Administrative Agent, so long as any such fees or expenses have been invoiced not less than three Business Days prior to the Amendment No. 1 Effective Date.

Section 7.            Reaffirmation of Loan Documents.  Each Loan Party (i) confirms, ratifies and reaffirms its respective obligations under each Loan Document to which it is a party, (ii) agrees that each such Loan Document remains valid, binding and enforceable in all respects against such Loan Party and that each such Loan Document shall continue to be in full force and effect, with the same force, effect and priority in effect immediately prior to the Amendment No. 1 Effective Date, (iii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to it as set forth in each such Loan Document and (iv) confirms, ratifies and reaffirms the security interest granted in the Collateral pursuant to and to the extent provided under each such Security Document to secure the payment of all Obligations under the Amended Credit Agreement.

Section 8.            Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 9.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE TERMS OF SECTIONS 10.14(b) AND 10.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

TURNING POINT BRANDS, INC.

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

NORTH ATLANTIC TRADING COMPANY, INC., as a Guarantor

By:	Turning Point Brands, Inc., its sole stockholder

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

NATIONAL TOBACCO FINANCE, LLC, as a Guarantor

By:	North Atlantic Trading Company, Inc., its sole member
By:	Turning Point Brands, Inc., its sole stockholder

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

NATIONAL TOBACCO COMPANY, L.P., as a Guarantor

By:	National Tobacco Finance, LLC, its general partner
By:	North Atlantic Trading Company, Inc., its limited partner
By:	Turning Point Brands, Inc., its sole stockholder

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

NORTH ATLANTIC OPERATING COMPANY, INC., as a Guarantor

By:	North Atlantic Trading Company, Inc., its sole stockholder
By:	Turning Point Brands, Inc., its sole stockholder

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

RBJ SALES, INC., as a Guarantor

By:	North Atlantic Trading Company, Inc., its sole stockholder
By:	Turning Point Brands, Inc., its sole stockholder

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

NORTH ATLANTIC WRAP COMPANY LLC, as a Guarantor

By:	Turning Point Brands, Inc., its sole member

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

TPB SERVICES LLC, as a Guarantor

By:	Turning Point Brands, Inc., its sole member

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

TPB INVESTMENTS LLC, as a Guarantor
By:	Turning Point Brands, Inc., its sole member

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

TURNING POINT BRANDS, LLC, as a Guarantor

By:	Turning Point Brands, Inc., its sole member

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

NU-X DISTRIBUTION LLC, as a Guarantor

By:	Turning Point Brands LLC, its sole member
By:	Turning Point Brands, Inc., its sole member

By:	/s/ Luis Reformina
Name: Luis Reformina
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

BARCLAYS BANK PLC, as Administrative Agent, an L/C Issuer and a Revolving Credit Lender

By:	/s/ Christopher M. Altkin
Name: Christopher M. Altkin
Title: Vice President

[Signature Page to Amendment No. 1]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an L/C Issuer and a Revolving Credit Lender

By:	/s/ Holly Branham
Name: Holly Branham
Title: Vice President – Commercial Banking

[Signature Page to Amendment No. 1]

REGIONS BANK, as an L/C Issuer and a Revolving Credit Lender

By:	/s/ Matthew N. Walt
Name: Matthew N. Walt
Title: Director

[Signature Page to Amendment No. 1]

Exhibit A
To Amendment No. 1

[attached]